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                                                                     [conformed]




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                       November 6, 2001 (November 6, 2001)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                   1-9076                 13-3295276
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    (State or other jurisdiction     (Commission             (IRS Employer
         of incorporation)           File Number)          Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                      ------------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)      Exhibits.
                  --------

                  99.      Investor Brochure dated November 6, 2001.


Item 9.  Regulation FD Disclosure.
------   ---------------------------------

         On November 6, 2001, the Registrant will begin distribution of the investor brochure attached as Exhibit 99 relating to the Registrant and its business.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FORTUNE BRANDS, INC.
                                          ---------------------
                                              (Registrant)



                                          By   /s/ C.P. Omtvedt
                                              --------------------------------
                                              C.P. Omtvedt
                                              Senior Vice President and
                                                Chief Financial Officer

Date:  November 6, 2001



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                                  EXHIBIT INDEX



                                                           Sequentially
Exhibit                                                    Numbered Page
-------                                                    -------------


99.   Investor brochure of Registrant dated November 6, 2001.